EXHIBIT 10.21

FOURTH AMENDMENT TO
REVOLVING LOAN AGREEMENT

This FOURTH AMENDMENT (the “Amendment”) to the Revolving Loan Agreement, dated as of October 2, 2017 (as amended to date, the “Agreement”), by and between Golub Capital BDC 3, Inc. (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of October 1, 2020.
RECITALS
WHEREAS, Borrower and Lender desire to amend the Agreement to further extend the final maturity date;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
1.    Amendment to Definition of Maturity Date. The definition of “Maturity Date” in Section 17 of the Agreement is hereby amended and restated in its entirety as follows:
“Maturity Date” shall mean the earlier of (a) September 29, 2023 (b) an initial public offering of the common stock of the Borrower, (c) the listing of the shares of common stock of the Borrower on a national securities exchange, (d) a distribution to stockholders of the Borrower of either (i) cash proceeds from an orderly liquidation of the Borrower’s investments or (ii) securities or other assets of the Borrower as a distribution-in-kind, and (e) a sale of some or all of the Borrower’s assets to, or other liquidity event with, an entity for consideration of either cash and/or publicly listed securities of the acquirer.
2.    Full Force and Effect. Other than as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.
3.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
4.    Counterparts.     This Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above.

BORROWER:
GOLUB CAPITAL BDC 3, INC.
By: ________________________________________
Name: David B. Golub
Title: President and Chief Executive Officer

LENDER:
GC ADVISORS LLC
By: ________________________________________
Name: David B. Golub
Title: President